November 13, 2014 2014 Q4 Earnings Conference Call November 13, 2014

November 13, 2014 2 This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K and quarterly reports on Form 10-Q for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East and those involving Russia, and currency exchange rate fluctuations (particularly the euro), the timing of development of Marcellus Shale gas production, the timing and success of our acquisitions, commercial initiatives and investments to grow our business, and our ability to successfully integrate acquired businesses and achieve anticipated synergies. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today. About This Presentation

November 13, 2014 John Walsh President & CEO, UGI Kirk Oliver Chief Financial Officer, UGI Jerry Sheridan President & CEO, AmeriGas

November 13, 2014 4 FY14 Results and FY15 Guidance * See appendix for Adjusted EPS reconciliation. $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 2013 2014 Forecast 2015 Guidance FY 2015 Adjusted EPS* Guidance Range: $1.88 – $1.98 Adjusted EPS* $1.58 $1.99 $1.88 - $1.98 Weather impacts of U.S. and Europe

UGI CORPORATION

Strategic Milestones

Midstream & Marketing

- 20% equity partner in PennEast Pipeline
  - 100+ mile pipeline will link Marcellus production with customers in southeast PA and central NJ
- Project Manager and Pipeline Operator

UGI Utilities

- Record levels of customer additions and infrastructure investments
- Positive Response to GET Gas Program

November 13, 2014 5

November 13, 2014 6 Strategic Milestones AmeriGas • Strong ACE and National Accounts growth at AmeriGas • 8% ACE volume growth • Over 20% National Account volume growth UGI International • Purchase agreement to acquire Total’s LPG distribution business in France was signed earlier this week • Anticipate closing in first half of calendar year 2015

November 13, 2014 Kirk Oliver Chief Financial Officer

November 13, 2014 8 Fiscal Year Weather vs. Normal (W A R M E R ) C O LD E R (W A R M E R ) 3.4% -4.9% -14.1% 3.7% -15.7% 0.9% 10.0% -0.5% -20.0% -10.0% 0.0% 10.0% 20.0% 2014 2013 AmeriGas Antargaz Flaga Gas Utility

November 13, 2014 9 Opex includes all operating expenses, net of miscellaneous income. Excludes impact of mark-to- market changes in commodity hedging instruments. Total Margin represents total revenues less total cost of sales. AmeriGas VOLUME  Colder weather MARGIN  Higher retail unit margins OPEX  Higher distribution-related expenses  Higher uncollectable accounts expense  Higher casualty and general liability expense Total Margin 394.4 472.0 4.1 25.3 31.8 66.5 8.7 $250 $300 $350 $400 $450 $500 $550 20 13 V ol um e U ni t M ar gi ns A nc ill ar y sa le s/ se rv ic es O pe x & O th er D & A 20 14 Operating Income, $ MM

November 13, 2014 10 UGI International MARGIN  Lower volume due to warmer weather  Slightly higher total margin at Flaga  Slightly stronger Euro and British pound OPEX  Increased costs at Flaga from BP Poland acquisition  Expenses related to proposed acquisition of Total’s LPG distribution business in France * Opex includes all operating expenses, net of miscellaneous income. Total Margin represents total revenues less total cost of sales. 116.2 87.4 16.4 12.9 0.1 0.4 $0 $20 $40 $60 $80 $100 $120 $140 20 13 To ta l M ar gi n O pe x & O th er D & A In t. e xp en se 20 14 Income Before Taxes, $ MM

November 13, 2014 11 Gas Utility MARGIN  Colder weather  Higher core market and large firm delivery margins OPEX  Higher distribution system maintenance  Higher uncollectable accounts  Lower pension expense Total Margin * Opex includes all operating expenses, net of miscellaneous income. Total Margin represents total revenues less total cost of sales. 159.1 199.6 33.8 14.9 (5.9) (3.1) 0.8 $0 $50 $100 $150 $200 $250 20 13 Co re M ar ke t M ar gi n O th er M ar gi n O pe x & O th er D & A In t. e xp en se 20 14 Income Before Taxes, $ MM

November 13, 2014 12 Midstream & Marketing MARGIN  Higher capacity management, storage, and gathering margin  Higher gas marketing margin  Higher electric generation margin  Locational basis differentials OPEX  Increased operating and depreciation expenses associated with storage and natural gas gathering assets Total Margin * Excludes impact of mark-to-market changes in commodity hedging instruments. Total Margin represents total revenues less total cost of sales. 86.8 195.7 14.2 5.4 24.5 13.9 89.8 0.3 $0 $30 $60 $90 $120 $150 $180 $210 $240 20 13 M ar ke ti ng G en er at io n M id st re am /O th er O pe x & O th er D & A In t. E xp en se 20 14 Income Before Taxes, $ MM

November 13, 2014 13 Q2 Basis Differentials (W A R M E R ) Spot Price Comparison Location – Texas Eastern Zone M-3 0 2 4 6 8 10 12 14 16 18 1-Jan 8-Jan 15-Jan 22-Jan 29-Jan 5-Feb 12-Feb 19-Feb 26-Feb 5-Mar 12-Mar 19-Mar 26-Mar 2007-08 2008-09 2009-10 2010-11 2011-12 2012-13 Fiscal 2012 Pre-recession Values $/ m cf

November 13, 2014 14 Q2 Basis Differentials (W A R M E R ) Spot Price Comparison Location – Texas Eastern Zone M-3 0 10 20 30 40 50 60 70 80 90 1- Ja n 8- Ja n 15 -J an 22 -J an 29 -J an 5- Fe b 12 -F eb 19 -F eb 26 -F eb 5- M ar 12 -M ar 19 -M ar 26 -M ar 2007-08 2008-09 2009-10 2010-11 2011-12 2012-13 2013-14 Pre-recession Values $/ m cf

November 13, 2014 15 Liquidity and Guidance Total AmeriGas UGI International Utilities Midstream Corporate & Other Cash on Hand $419.5 $13.5 $140.2 $12.4 $8.1 $245.4 Revolving Credit Facilities $525.0 $123.8 $300.0 $240.0 NA Accounts Receivable Facility NA NA NA 46.4 NA Drawn on Facilities 109.0 0.0 86.3 7.5 NA Letters of Credit 64.7 40.8 2.0 0.0 NA Available Facilities $351.3 $83.0 $211.7 $278.9 Available Liquidity $364.8 $223.2 $224.1 $287.0 Excluding cash residing at operating subsidiaries, UGI had $225 million of cash at 09/30/14 compared with $172 million at 09/30/13. * See appendix for Adjusted EPS reconciliation. FY 2015 Adjusted EPS* Guidance Range: $1.88 – $1.98

November 13, 2014 Jerry Sheridan CEO of AmeriGas

November 13, 2014 17 Q4 Adjusted EBITDA * See appendix for Adjusted EBITDA reconciliation $46.5 $48.3 $30 $35 $40 $45 $50 Q4 2013 Q4 2014 Adjusted EBITDA*, $ Millions

November 13, 2014 18 Fiscal 2014 Adjusted EBITDA * See appendix for Adjusted EBITDA reconciliation $617.7 $664.8 $500 $540 $580 $620 $660 $700 FY2013 FY2014 Adjusted EBITDA*, $ Millions

November 13, 2014 19 AmeriGas Cylinder Exchange (ACE) • Volume growth up 8% in fiscal 2014 • Added over 1,300 new locations • Now 48,000 distribution locations nationwide National Accounts • 22% volume growth in fiscal 2014 • Over 50 new accounts added Local Acquisitions • Seven deals closed in fiscal 2014 Growth Initiatives

November 13, 2014 20 Strong Balance Sheet • Leverage Ratio ~ 3.6x • Distribution coverage - 1.2x Earnings Power • Earnings have nearly doubled from just two years ago • FY15 Adjusted EBITDA Guidance of $670MM-$700MM • Supports long-term goals of 3%-4% EBITDA growth and 5% distribution growth Strategic Milestones

November 13, 2014 John Walsh President & CEO

November 13, 2014 22 Operational Highlights Gas Utility • Added 16,000 residential heating customers and 2,000 new commercial customers • Moving forward with innovative approaches to support continued growth, such as GET Gas • Received the highest customer satisfaction score among large utilities in the Eastern U.S. by J.D. Power1 Midstream & Marketing • Effective Marcellus asset utilization helped to double operating income • Successfully concluded the first phase of Auburn III pipeline capacity expansion and the Union Dale Lateral • Announced PennEast and Temple liquefaction expansion 1 UGI received the highest numerical score among large utilities in the Eastern U.S. in the proprietary J.D. Power 2014 Gas Utility Residential Customer Satisfaction StudySM. Study based on 69,806 online interviews ranking 10 providers in the Eastern U.S. (CT, DC, MD, MA, NH, NJ, NY, PA, RI, VA). Proprietary study results are based on experiences and perceptions of consumers surveyed September 2013-July 2014. Your experiences may vary. Visit jdpower.com.

November 13, 2014 23 Operational Highlights UGI International • Strong performance despite significantly warmer weather • Planned Total acquisition remains on track to close in first half of calendar year 2015 AmeriGas • Leveraged size and scale to ensure uninterrupted access to propane for customers • Achieved strategic growth milestones in ACE and National Accounts

November 13, 2014 24 In Conclusion Strongest financial performance in our history Progress on a range of strategic growth initiatives Significant growth opportunities across all four business segments in FY 2015 and beyond

November 13, 2014 Q&A

November 13, 2014 Appendix

November 13, 2014 27 UGI Supplemental Information: Footnotes  Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. Adjusted net income attributable to UGI is net income attributable to UGI excluding (i) net after-tax gains and losses on commodity derivative instruments not associated with current period transactions at Midstream & Marketing and net after-tax gains and losses on commodity derivative instruments entered into beginning April 1, 2014 not associated with current period transactions at AmeriGas Propane, and (ii) those items that management regards as highly unusual in nature and not expected to recur. Volatility in net income at UGI can occur as a result of gains and losses on derivative instruments not associated with current period transactions but included in earnings in accordance with generally accepted accounting principles.  Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non- GAAP measures provide meaningful information to investors about UGI's performance because they eliminate the impact of (i) gains and losses on Midstream & Marketing's commodity derivative instruments, and gains and losses on AmeriGas Propane's commodity derivative instruments entered into beginning April 1, 2014, that are not associated with current period transactions and (ii) those items that management regards as highly unusual in nature and not expected to recur.  The following table reconciles consolidated net (loss) income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net (loss) income attributable to UGI, and reconciles diluted earnings (loss) per share, the most comparable GAAP measure, to adjusted diluted earnings (loss) per share, to reflect the adjustments referred to above.

November 13, 2014 28 Adjusted EPS to GAAP EPS Reconciliation Three Months Ended Twelve Months Ended September 30, September 30, 2014 2013 2014 2013 Adjusted diluted earnings (loss) per share: UGI Corporation earnings (loss) per share - diluted (0.11)$ (0.08)$ 1.92$ 1.60$ Net losses (gains) on Midstream & Marketing's derivative instruments not associated with current period transactions (1) 0.03 - 0.03 (0.02) Net losses on AmeriGas Propane commodity derivative instruments entered into beginning April 1, 2014, not associated with current period transactions, net of minority interest impact 0.01 - 0.01 - Retroactive impact of change in French tax law - - 0.03 - Adjusted diluted earnings (loss) per share (0.08)$ (0.08)$ 1.99$ 1.58$ (1) Includes the impact of rounding.

November 13, 2014 29 Adjusted Net Income to GAAP Net Income Reconciliation Three Months Ended Twelve Months Ended September 30, September 30, 2014 2013 2014 2013 Adjusted net (loss) income attributable to UGI Corporation: Net (loss) income attributable to UGI Corporation (19.8)$ (14.2)$ 337.2$ 278.1$ Net losses (gains) on Midstream & Marketing's derivative instruments not associated with current period transactions 5.5 0.4 4.9 (4.3) Net losses on AmeriGas Propane commodity derivative instruments entered into beginning April 1, 2014, not associated with current period transactions, net of minority interest impact 1.1 0.0 1.7 0.0 Retroactive impact of change in French tax law 0.0 0.0 5.7 0.0 Adjusted net (loss) income attributable to UGI Corporation (13.2)$ (13.8)$ 349.5$ 273.8$

November 13, 2014 30 AmeriGas Supplemental Information: Footnotes  The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income.  EBITDA and Adjusted EBITDA are not measures of performance or financial condition under accounting principles generally accepted in the United States ("GAAP"). Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies.  EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year-over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization from EBITDA and Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant years. Management also uses EBITDA to assess the Partnership's profitability because its parent, UGI Corporation, uses the Partnership's EBITDA to assess the profitability of the Partnership, which is one of UGI Corporation’s business segments. UGI Corporation discloses the Partnership's EBITDA in its disclosures about its business segments as the profitability measure for its domestic propane segment.

November 13, 2014 31 AmeriGas Partners EBITDA Reconciliation 2014 2013 2014 2013 Net (loss) income attributable to AmeriGas Partners, L.P. (47,347)$ (54,056)$ 289,893$ 221,222$ Income tax expense 407 1,155 2,611 1,671 Interest expense 40,617 41,213 165,581 165,432 Depreciation 37,095 41,638 154,020 159,306 Amortization 10,784 10,740 43,195 43,565 EBITDA 41,556$ 40,690$ 655,300$ 591,196$ Heritage Propane acquisition and transition expense - 5,793 - 26,539 Net losses on commodity derivative instruments entered into beginning April 1, 2014, not associated with current period transactions 6,714 - 9,495 - Adjusted EBITDA 48,270$ 46,483$ 664,795$ 617,735$ September 30, Three Months Ended Twelve Months Ended September 30,

November 13, 2014 32 AmeriGas Partners Adj. EBITDA Guidance Reconciliation Forecast Fiscal Year Ending September 30, 2015 Net income attributable to AmeriGas Partners, L.P. (estimate) 323,000$ Interest expense (estimate) 163,000 Income tax expense (estimate) 4,000 Depreciation (estimate) 154,000 Amortization (estimate) 41,000 Adjusted EBITDA (c) 685,000$ (c) Represents the midpoint of Adjusted EBITDA guidance range for fiscal 2015. Forecasted net income attributable to AmeriGas Partners, L.P. for fiscal 2015 excludes the impact of potential gains or losses on commodity derivative instruments not associated with current period transactions since this number cannot be reasonably estimated / forecasted.

November 13, 2014 Investor Relations: 610-337-1000 Daniel Platt (x1029) plattd@ugicorp.com